UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
This Amendment No. 1 to Form 8-K (this "Form 8-K/A") is an amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Churchill Downs Incorporated ("CDI") on November 1, 2022 (the "Original Form 8-K"). The Original Form 8-K reported that, on November 1, 2022, CDI completed its previously announced acquisition of the following properties from Peninsula Pacific Entertainment Holdings, LLC: Colonial Downs Racetrack in New Kent, Virginia, six historical racing entertainment venues across Virginia, del Lago Resort & Casino in Waterloo, New York, and the Hard Rock Hotel & Casino in Sioux City, Iowa.
CDI is filing this Form 8-K/A solely to amend and supplement Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information. This Form 8-K/A does not otherwise update, modify or amend the Original Form 8-K and should be read in conjunction with the Original Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired
The following financial statements are filed as Exhibits 99.1 and 99.2 and are incorporated by reference in this report:
The audited combined and consolidated financial statements of Peninsula Pacific Entertainment, LLC ("P2E"), including the consolidated balance sheet as of December 31, 2021 and the related combined and consolidated statements of operations, changes in member's equity (deficit), and cash flows for the year ended, and the related notes thereto; and
The unaudited condensed consolidated financial statements of P2E, including the condensed consolidated balance sheet as of September 30, 2022 and the related condensed consolidated statements of operations, changes in member's equity (deficit), and cash flows for the nine-months ended September 30, 2022, and the related notes to the condensed consolidated financial statements.
(b)Pro Forma Financial Information
The following pro forma information of CDI after giving effect to the acquisition of P2E is filed as Exhibit 99.3 and is incorporated by reference in this report.
The unaudited pro forma condensed combined balance sheet as of September 30, 2022
The unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2022; and
The unaudited pro forma condensed combined statement of income for the year ended December 31, 2021.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP, independent auditor of P2E.
99.1	Audited combined and consolidated financial statements of P2E as of and for the year ended December 31, 2021 together with the notes thereto and the independent auditor's report thereon.
99.2	Unaudited condensed consolidated financial statements of P2E as of and for the nine-months ended September 30, 2022 together with the notes thereto.
99.3	Unaudited pro forma condensed combined balance sheet and statement of income of CDI as of and for the nine months ended September 30, 2022; and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
January 17, 2023	/s/ Marcia A. Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)